Subsequent Event	12 Months Ended
Dec. 31, 2019
Subsequent Event
Subsequent Event

NOTE 10 – Subsequent Event

In January 2020, the Company sold to Aspire Capital 650,000 ADSs of the Company for gross proceeds of approximately $1,108,000 under the Purchase Agreement.

On February 13, 2020, February 19, 2020, February 20, 2020 and February 28, 2020, respectively, the Company sold to certain accredited investors including Dr. Ray Prudo, the Company’s Chairman, an aggregate of 5,620,296 ADSs in a private placement at $1.70 per ADS, resulting in aggregate gross proceeds of approximately $9.5 million. In addition, the Company issued to the investors unregistered warrants to purchase an aggregate of 2,810,136 ADSs in a private placement. The warrants are immediately exercisable and will expire five years from issuance at an exercise price of $2.20 per ADS, subject to adjustment as set forth therein. The warrants may be exercised on a cashless basis if six months after issuance there is no effective registration statement registering the ADSs underlying the warrants. Subject to certain conditions, the Company has the option to “call” the exercise of the warrants from time to time after any 10-consecutive trading day period during which the daily volume weighted average price of the ADSs exceeds $3.30. The Company paid an aggregate of approx. $808,362 in placement agent fees and expenses and issued unregistered placement agent warrants to purchase an aggregate of 449,623 ADS on the same terms as the warrants to investors, except that the placement agent warrants are exercisable at $2.55 per ADS.

In late 2019, a novel strain of COVID-19, also known as coronavirus, was reported in Wuhan, China. While initially the outbreak was largely concentrated in China, it has now spread to several other countries, including in the United Kingdom and the United States, and infections have been reported globally. In particular, the Company’s clinical trial sites are based in areas currently affected by coronavirus. Epidemics such as this can adversely impact our business as a result of disruptions, such as travel bans, quarantines, and interruptions to access the trial sites and supply chain, which could result in material delays and complications with respect to the Company’s research and development programs and clinical trials. Moreover, as a result of coronavirus, there is a general unease of conducting unnecessary activities in medical centers. As a consequence, the Company’s ongoing trials have been halted or disrupted. It is too early to assess the full impact of the coronavirus outbreak on trials for nomacopan, but coronavirus is expected to affect the Company’s ability to complete recruitment in the original timeframe. The extent to which the coronavirus impacts the Company’s operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain the coronavirus or treat its impact. In particular, the continued spread of the coronavirus globally could adversely impact the Company’s operations and workforce, including its research and clinical trials and its ability to raise capital, could affect the operations of key governmental agencies, such as the FDA, which may delay the development of the Company’s product candidates, and could result in the inability of the Company’s suppliers to deliver components or raw materials on a timely basis or at all, each of which in turn could have an adverse impact on the Company’s business, financial condition and results of operation.